UNITED STATES
		 SECURITIES AND EXCHANGE COMMISSION
		      WASHINGTON, D.C.  20549

			      FORM 8-K

			    CURRENT REPORT

		 Pursuant to Section 13 or 15 (d) of the
		    Securities Exchange Act of 1934

	     Date of Report    (Date of earliest event reported):
			     July 17, 2002

			       CACHE INC.
	      ______________________________________________________
	      (Exact name of registrant as specified in its charter)


  Florida                        0 -10345                    59 -1588181
__________                 ______________________           _____________
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification
Incorporation)                                                     Number)



		 1460 Broadway, New York, New York 10036
		 _______________________________________
		(Address of principal executive offices)

		Registrant's telephone number: (212) 575-3200

ITEM 5.    OTHER EVENTS

    See the attached press release, which is incorporated herein by reference, regarding 2002 second quarter earnings, filed as Exhibit 99.1




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       (1) Financial Statements of Businesses Acquired
	   None

       (2) Pro Forma Financial Information
	   None

       (3) Exhibits
	   99.1  Press release issued by Cache, Inc. on July 17, 2002

				    SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 19, 2002           CACHE, INC.




			 By: /s/  Brian Woolf
			    _________________________________
			    Brian Woolf
			    On behalf of Cache, Inc. and in his capacity as Chairman and Chief Executive Officer
			    (Principal Executive Officer)




			 By: /s/ Thomas E. Reinckens
			    _________________________________
			    Thomas E. Reinckens
			    On behalf of Cache, Inc. and in his capacity as President and Chief Operating Officer
			    (Principal Financial and Accounting Officer)

			   INDEX OF EXHIBITS



     Exhibit                  Description                             Page
     _______          ____________________________                   ______
       99.1           Press Release issued by Cache, Inc                5
		      on July 17, 2002


			   JULY 17, 2002
		      FOR IMMEDIATE RELEASE
			  CACHE, INC.
		     NASDAQ COMMON STOCK SYMBOL CACH

	   CACHE REPORTS SECOND QUARTER 2002 OPERATING RESULTS


      New York, New York - July 17, 2002 - Cache, Inc., (NASDAQ: CACH), a specialty chain of women's apparel stores, reported results for the twenty-six and thirteen week periods ended June 29, 2002. For the 13 week period ended
June 29, 2002, net income increased to $3.0 million, or $0.31 per diluted share, from $629,000, or $0.07 per diluted share, for the same period last year. Net sales for the period increased to $51.3 million from $45.6 million for the same period last year. Same store sales increased 8% for the period.

      For the 26 week period ended June 29, 2002, net income increased to $4.8 million, or $0.50 per diluted share, from $1.8 million, or $0.20 per diluted share for the same period last year. Net sales for the period increased to $98.9 million from $89.8 million for the same period last year. Same store sales increased 7% for the period. Last year's results contained a favorable litigation settlement, which had the effect of increasing net income by approximately $1.0 million, or $0.10 per diluted share.



A table summarizing financial results follows:

				      Twenty-six Weeks Ended  Thirteen Weeks Ended
					     June 29,         June 30,     June 29,       June 30,
						2002            2001         2002            2001
					    ---------        ----------   ---------      ----------
					       ($Thousands, except for per share data)
Sales                                       $ 98,937         $ 89,804      $ 51,294       $ 45,613

Operating Income                            $  7,458         $  1,143      $  4,586       $    835

Net Income                                  $  4,816         $  1,827      $  2,960       $    629

Basic earnings per share                    $   0.53         $   0.20      $   0.33       $   0.07

Diluted earnings per share                  $   0.50         $   0.20      $   0.31       $   0.07

Basic weighted average shares outstanding      9,100            9,091         9,100          9,091

Diluted weighted average shares outstanding     9,660           9,276         9,660          9,276




     Certain matters discussed within this press release may constitute forward-looking statements within the meaning of the federal securities law.
Although Cache, Inc. believes the statements are based on reasonable assumptions, there can be no assurance that these expectations will be attained. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward- looking statements due to a number of factors, including, without limitation, industry trends, merchandise trends, competition and the ability to obtain financing, as well as other risks outlined from time to time in the filings of Cache, Inc. with the Securities and Exchange Commission.


			      Financial Tables Follow:



For further information contact Thomas E. Reinckens, President, Chief
Operating Officer, Cache, Inc. 1460 Broadway, New York, New York 10036,
(212) 575-3246.


			   CACHE, INC. AND SUBSIDIARIES
			   CONSOLIDATED BALANCE SHEETS
				   (UNAUDITED)


							June 29,      December 29,      June 30,
A S S E T S                                               2002            2001           2001
						     -----------    ------------   ------------
CURRENT ASSETS
  Cash and cash equivalents                           $20,169,000    $12,101,000    $ 8,336,000
  Receivables                                           1,210,000      4,318,000      2,459,000
  Notes receivable from related parties                   321,000        371,000        371,000
  Inventories                                          22,103,000     21,761,000     22,281,000
  Deferred income taxes and other tax assets              432,000        599,000        657,000
  Prepaid expenses                                        651,000        712,000      1,075,000
						      -----------    -----------     -----------
	     Total Current Assets                       44,886,00     39,862,000     35,179,000


EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET              15,690,000     15,906,000     15,702,000

	OTHER ASSETS                                      817,000        825,000        864,000
	DEFERRED INCOME TAXES                             482,000        542,000        778,000
						      -----------    -----------    -----------
	TOTAL ASSETS                                  $61,875,000    $57,135,000    $52,523,000
						      ===========    ===========    ===========


LIABILITIES AND  STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
	Accounts payable                              $ 9,514,000    $11,089,000    $ 9,082,000
	Income taxes payable                            1,256,000         ---           ---
	Accrued compensation                            2,421,000      2,135,000      1,897,000
	Accrued liabilities                             6,424,000      6,441,000      5,389,000
						      -----------    -----------    -----------
	     Total Current Liabilities                 19,615,000     19,665,000     16,368,000


OTHER LIABILITIES                                       1,115,000      1,164,000      1,320,000


STOCKHOLDERS' EQUITY
	Common stock                                       91,000         91,000         91,000
	Additional paid-in capital                     19,587,000     19,564,000     19,564,000
	Retained earnings                              21,467,000     16,651,000     15,180,000
						      -----------    -----------    -----------
Total Stockholders' Equity                             41,145,000     36,306,000     34,835,000
						      -----------    -----------    -----------

	Total Liabilities and Stockholders' Equity    $61,875,000    $57,135,000    $52,523,000
						      ===========    ===========    ===========








				CACHE, INC. AND SUBSIDIARIES
			       CONSOLIDATED INCOME STATEMENTS
				FOR THE TWENTY-SIX WEEKS ENDED
					(UNAUDITED)

							June 29,          June 30,
							   2002              2001
						      -----------       -----------
Net sales                                             $98,937,000       $89,804,000

Cost of sales, including occupancy and buying costs    57,458,000        58,485,000
						      ___________       ___________

Gross profit                                           41,479,000        31,319,000
						      ___________       ___________

Store operating expenses                               27,448,000        25,526,000
	General and administrative expenses             6,573,000         4,650,000
						      ___________       ___________
						       34,021,000        30,176,000
						      ___________       ___________


Operating income                                        7,458,000         1,143,000
						      ___________       ____________


Other income:
	Interest income (net)                             127,000           157,000
	Miscellaneous income (net)                          ---              58,000
	Litigation settlement (net)                         ---           1,518,000
						      -----------        -----------
							  127,000         1,733,000

Income before income taxes                              7,585,000         2,876,000

Income tax provision                                    2,769,000         1,049,000
						      -----------        -----------

Net income                                             $4,816,000        $1,827,000
						      ===========        ===========



Basic earnings per share                                    $0.53             $0.20
						       ===========       ===========

Diluted earnings per share                                  $0.50             $0.20
						       ===========       ============


Basic weighted average shares outstanding               9,100,000          9,091,000
						       ===========        ===========

Diluted weighted average shares outstanding             9,660,000          9,276,000
						       ===========        ===========



NUMBER OF STORES OPEN AT END OF PERIOD                     224               213
						       ===========        ============







			     CACHE, INC. AND SUBSIDIARIES
			    CONSOLIDATED INCOME STATEMENTS
			      FOR THE THIRTEEN WEEKS ENDED
				   (UNAUDITED)


							  June 29,            June 30,
							   2002                 2001
							-----------         -----------
Net sales                                               $51,294,000         $45,613,000

Cost of sales, including occupancy and buying costs      29,392,000          29,529,000
							-----------         -----------
Gross profit                                             21,902,000          16,084,000
							-----------         -----------

Store operating expenses                                 13,985,000          12,928,000
General and administrative expenses                       3,331,000           2,321,000
							-----------         -----------
							 17,316,000          15,249,000
							-----------         -----------


Operating income                                          4,586,000             835,000
							-----------         -----------
Other income:
   Interest income (net)                                     76,000              96,000
   Miscellaneous income (net)                                ---                 58,000
							-----------         ------------
							     76,000             154,000
							-----------         ------------

Income before income taxes                                4,662,000             989,000

Income tax provision                                      1,702,000             360,000
							-----------          -----------
Net income                                              $ 2,960,000          $  629,000
							===========          ===========




Basic earnings per share                                     $0.33                $0.07
							   ========              =======

Diluted earnings per share                                   $0.31                $0.07
							   ========              =======



Basic weighted average shares outstanding                 9,100,000           9,091,000
							  ==========         ===========

Diluted weighted average shares outstanding               9,660,000           9,276,000
							  ==========         ===========


NUMBER OF STORES OPEN AT END OF PERIOD                       224                 213
							  ==========         ===========